                                                                    Exhibit 99.1
                                                                    ------------

SLIDE 1:  EPRESENCE
-------------------

ePresence, Inc.

(NASDAQ:  EPRE)

August 2001

SLIDE 2:  SAFE HARBOR STATEMENT
-------------------------------

Any statement made in this presentation that is not a statement of historical fact is a forward-looking statement and is subject to differ materially from actual results based on various important factors, including, without limitation, the current economic slowdown, the impact of the Company's strategic initiatives to grow its business while reducing costs, market acceptance of the ePresence name and the identification of the name with the Company's business, the Company's ability to enter and manage strategic alliances, the success of its alliance with Microsoft, difficulties faced in international operations, the Company's ability to leverage available resources to acquire complementary businesses, the Company's ability to integrate and assimilate acquisitions, increased competition, acceptance of the Company's solutions in the marketplace, the success of the Company's sales and marketing efforts, the Company's ability to attract and retain qualified personnel, the success of the Company's stock repurchase program, volatility of securities markets including fluctuations in the value of Switchboard Incorporated securities held by ePresence, and general economic conditions. For further information on these and other risks, uncertainties, and factors, please review the Company's Form 10-K for 2000, filed with the SEC on April 2, 2001 and Form 10-Q for the quarter ended
March 31, 2001, filed with the SEC on May 15, 2001. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made and the Company undertakes no obligation to update these forward-looking statements.



SLIDE 3: AGENDA
---------------
 .    Our Business
 .    Market Opportunity
 .    Financial Performance


SLIDE 4:  OUR BUSINESS
----------------------

"ePresence delivers directory-based solutions that increase revenues, improve customer service and reduce costs."

SLIDE 5:  COMPANY PROFILE
-------------------------

 .  Service capabilities from e-infrastructure to web with heavy emphasis on
   "directory-based" skills
 .  Fortune 1000 customer base
 .  300+ professionals
 .  Direct sales model
 .  Strong partner orientation
 .  Major Delivery Locations

          .  Boston                   .  Dallas              .  Ottawa
          .  New York/New Jersey      .  San Francisco       .  London
          .  Washington DC            .  Los Angeles         .  Munich


SLIDE 6:  SELECT CLIENTS
------------------------

FINANCIAL SERVICES                   PHARMACEUTICALS/HEALTH CARE
------------------                   ---------------------------
Argus                                BlueCross BlueShield of Florida
Brown Brothers Harriman              Bristol-Meyers Squibb
Cohen & Steers Capital Management    Immunex
Defined Assets Consortium            Johnson & Johnson
Fiduciary Trust                      Major, Inc.
Merrill Lynch                        Merck
Morgan Stanley                       Millenium Pharmaceuticals
MetLife                              Pfizer
Nationwide Building Society          Saint Barnabas Health Care System
Royal Bank of Canada                 Sanofi-Synthelabo
State of California Insurance Fund
State Street Bank
The Hartford

TELECOMMUNICATIONS                   COMMERCIAL
------------------                   ----------
AT&T                                 ADP
Avaya                                Canadian Department of National Defense
Cingular                             CBS
GTE                                  Chevron
Lucent Technologies                  Stop & Shop
Verizon                              Sony
                                     The Turner Corporation
                                     Underwriters Laboratory

SLIDE 7:  TECHNOLOGY FOCUS
--------------------------
Directory:  The "Lynchpin" of e-Business

[The graphic depicts the "e-Business" heading over the words "Applications," "Policies" and "Systems & Network Resources" in a box on the left of the slide. The box is linked by a double-ended arrow to two concentric circles in the center of the slide with the word "Security" centered within the outer circle and the word "DIRECTORY" centered within the inner circle. The circles are linked to the four words "Partners," "Customers," "Suppliers" and "Employees" on the right of the slide by double-ended arrows. Below the circles in the center of the slide are the words "Personal," "Secure," "Scalable' and "Flexible" with check-marks next to each word.]


SLIDE 8: VALUE PROPOSITIONS
---------------------------

[The graphic depicts two concentric circles in the center of the slide with the word "Security" centered within the outer circle and the word "DIRECTORY" centered within the inner circle. These, beginning with the twelve-o'clock position and moving clockwise, circles are linked to the five words "Corporate Portals," "Content Management," "Single Sign-On" "eProvisioning," and "Mobile Users" by double-ended arrows.]


SLIDE 9:  PREMIER ALLIANCES
---------------------------
The Burton Group
iPlanet/TM/ - e-commerce solutions
Sun Microsystems/R/
Microsoft/R/
IBM/R/
Business Layers - Making People Productive from Day One/TM/
Dell/R/
Interwoven/R/
Vignette/TM/

SLIDE 10: THE BURTON GROUP PROFILE
----------------------------------

 .  Industry leading directory strategy and research firm
 .  Has relationships with almost half the Fortune 100
 .  Conducts annual "Catalyst" conference
   .  attended by 800+ directory decision makers
   .  "i before e" 2001 conference theme
 .  Announced ePresence as preferred implementation partner


SLIDE 11:  SUN/TM/ ONE FRAMEWORK
--------------------------------

[The graphic depicts the "Sun ONE Software Product Portfolio" heading over a box containing the words "Service Creation & Assembly, Forte and iPlanet Tools" which is over another box containing the words "Applications & Web Services, Sun ONE Webtop, iPlanet Commerce Portfolio, iPlanet Communications Portfolio". Underneath this box is another box containing the words "Service Container, iPlanet Application Server, iPlanet Web Server, iPlanet Process Manager". To the left of these two boxes is a box that contains the words "Service Delivery, iPlanet Portal Server" which is linked by two arrows pointing left to the words "any device" to the left of the box. To the right of the "Applications and Web Services Box" and the "Service Container Box" is a box containing the words "Service Integration, iPlanet Integration Server, iPlanet ECXpert" which is linked by two arrows pointing right to the words "Back-end Systems" to the right of the box. Underneath the above boxes are two concentric boxes with the words "Identity and Policy, iPlanet unified User Management Portfolio" and "Platform, Solaris, Sun Cluster" centered within these boxes.]

SLIDE 12:  MARKET OPPORTUNITY
-----------------------------
DIRECTORY SERVICE IMPLEMENTATIONS
---------------------------------

[Line Graph]
                                 [Approximate]
Adoption Rates and           Corporate Adoption
Emergent Applications      (Planned & Deployed) %   Year
---------------------      -----------------------  ----

    E-Mail Sync                      5%             1998
    White Pages                      6%             1998
    PKI                              8%             1998
    Web SSO                         10%             1999
    Client Management               12%             1999
    E-Provisioning                  22%             2000
    Roaming Users                   62%             2002
    Policy-Based Networking         82%             2003

(C) 2001 Giga Information Group

Slide 13:  Market Opportunity
------------------------------
DIRECTORY MARKET SHARE

[Pie Graph]

Company                         Percentage
-------                         ----------

Novell MDS/eDirectory              45%
iPlanet Directory                  32%
Microsoft AD                        6%
Other:                             17%
 Siemens
 Oracle
 IBM
 Critical Path
 BT Syntegra

Source: Giga Information Group 2001

Estimated Market Size:
$320 million with expected
annual growth of 44%

Source: Radicati Group 2001

SLIDE 14:  MARKET OPPORTUNITY
-----------------------------
METADIRECTORY MARKET SHARE

[Pie Graph]

Company                         Percentage
-------                         ----------

Critical Path                      24%
iPlanet                            19%
Microsoft                          19%
Siemens                            17%
Syntegra                           15%
Other:                              6%
 IBM
 Novell
 MaXware
 Metamerge

Estimated 2001 Market Size:
$80 million with expected
annual growth of 50%

Source: Giga Information Group 2001


Slide 15:  ePresence Industry Endorsements
------------------------------------------

"Best positioned emerging services firm to gain market share."  IDC - 2001

"One of the 20 service firms that matter."  IDC - 2001

"ePresence will continue to grow and succeed in the increasingly important area of directory-centric e-business personalization." Aberdeen Group - 2001

"ePresence offers our common customers the best of both companies - our unparalleled experience in the real-world deployment of directory based solutions." The Burton Group - 2001


SLIDE 16: CUSTOMER PROFILE
--------------------------
CHEVRON

 .  Industry:
    -Petroleum exploration, production, transportation,
     refining, retail marketing, manufacturing and sales
 .  Business Challenge:
    -Create a solution to automatically allocate digital resources for over
     31,000 employees, vendors and suppliers across 90 countries
 .  ePresence Solution:
    -Implement a directory-based eProvisioning application company-wide. The solution offers high-ROI and complements Chevron's infrastructure initiative to improve its e-business

 .  Business Impact:
    -Employees, vendors and suppliers will have immediate access to digital resources and IT personnel will experience significant time and cost savings
 .  Partners:
    -Business Layers
    -IBM


Slide 17:  Customer Profile
---------------------------
Fiduciary Trust International

 .  Industry:
    -Financial Services
 .  Business Challenge:
    -Develop an e-Infrastructure and personalized web-based account management system
 .  ePresence Solution:
    -Comprehensive solution including development and implementation of a user interface, applications and e-infrastructure that leverages security and directory technology
 .  Business Impact:
    -Fiduciary's high net worth customers will have personalized web access to their accounts with increased personal communication with portfolio managers
 .  Partner:
    -iPlanet


Slide 18:  Customer Profile
---------------------------
Cingular Wireless

 .  Industry:
    -Telecommunications
 .  Business Challenge:
    -Create a solution to communicate information to developers, resellers and employees
 .  ePresence Solution:
    -Using the Vignette platform for personalization and content management, ePresence designed and integrated three web sites to provide consistent communication among these sites and the ability to easily update them with fresh content
 .  Business Impact:
    -This web system solution allows Cingular to communicate with customers more effectively using technology, without increasing employees
 .  Partner:
    -Vignette

SLIDE 19:  OUR PRIORITIES
-------------------------

 .  Become the "recognized" leader in delivering personalized e-Business solutions
 .  Expand and win "Blue-Chip" accounts and premier alliances in target industries
 .  Enhance our "Directory-Based" service delivery capability:
   .  Skill sets
   .  Geographic coverage
   .  "Fast Cycle" Methodology
 .  Grow revenues faster than the market
 .  Build a profitable business


SLIDE 20
--------

Financial Performance

SLIDE 21:  Q2 2001 RESULTS
--------------------------------------------------------

ePresence
 ($'s in Millions)                                        Q2 2001     Q2 2000    Change
------------------                                        -------     -------    ------
Revenue                                                     $ 13.1      $ 14.6    $ (1.5)

Gross Profit                                                   4.2         6.7      (2.5)
  % Gross Profit                                                32%         46%

Operating Expenses:
  Sales and marketing                                          4.9         4.6      (0.3)
  General and Administrative                                   4.2         3.7      (0.5)
  Amort. of Goodwill and intangibles                           0.8         0.5      (0.3)
Other charges                                                  4.0         0.0      (4.0)
                                                            ------      ------    ------
         Total operating expenses                             13.9         8.8      (5.1)

Operating loss                                                (9.7)       (2.1)     (7.6)

Other Income, net                                              0.6         0.9      (0.3)
  Loss from unconsolidated affiliate                          (2.2)       (0.9)     (1.3)
  (Benefit)/provision for income taxes                        (5.4)       (1.0)     (4.4)
                                                            ------      ------    ------
Net Loss                                                    $ (5.9)     $ (1.1)   $ (4.8)

EPS                                                         $(0.25)     $(0.05)   $(0.20)

Cash Earnings*                                                (1.7)**     (0.1)     (1.6)
Cash EPS*                                                   $(0.07)**   $(0.01)   $(0.06)

  Billable Rate/Hour                                        $  145      $  133    $   12
  Utilization                                                   63%         70%       -7%
    Annualized Revenue/Billable Employee                    $  225      $  210    $   15

 *Excludes, on a tax deferred basis, depreciation, amortization, non cash compensation and loss from unsolicited affiliate
**Excludes one time charge of $4.0M or ($.09) per share

SLIDE 22:  1ST HALF RESULTS
---------------------------

ePresence                                                   1st Half    1st Half
 ($'s in Millions)                                            2001        2000   Change
------------------                                            ----        ----   ------
Revenue                                                     $ 29.1      $ 26.6    $  2.5

Gross Profit                                                   9.7        12.1      (2.4)
  % Gross Profit                                                33%         45%

Operating Expenses:
Sales and marketing                                           10.2         8.6      (1.6)
General and Administrative                                     8.3         7.0      (1.3)
Amort. of Goodwill and intangibles                             1.6         0.8      (0.8)
Other charges                                                  4.0         0.0      (4.0)
                                                            ------      ------    ------
         Total operating expenses                             24.1        16.4      (7.7)

Operating loss                                               (14.5)       (4.3)    (10.2)

Other Income, net                                             39.1        45.8      (6.7)
  Loss from unconsolidated affiliate                          (5.0)       (4.6)     (0.4)
  Provision for income taxes                                   9.4        17.7       8.3
                                                            ------      ------    ------
Net Income                                                  $ 10.2      $ 19.2    $ (9.0)

EPS                                                         $ 0.42      $ 0.70    $(0.28)

Cash Earnings*                                                16.8**      22.6      (5.8)
Cash EPS*                                                   $(0.69)**   $  .83    $(0.14)

 *Excludes, on a tax deferred basis, depreciation, amortization, non cash compensation and loss from unsolicited affiliate.
**Excludes one time charge of $4.0M or ($.09) per share

SLIDE 23:  BALANCE SHEET - Q2 2001
----------------------------------

ePresence
($'s in Millions)                              6/30/2001   12/31/2001
                                                           Pro Forma*

Assets
  Cash and marketable securities              $     65.0  $      81.4
  Accounts receivable, net                          11.7         12.9
  Other current assets                               7.1          6.8
  Deferred tax asset                                 5.1         13.3
  Investment in unconsolidated affiliate            31.1         34.6
  Property, equipment and other assets              32.8         31.5

Total Assets                                  $    152.8  $     180.5



Liabilities and stockholders' equity
  Current liabilities                         $     14.1  $      13.7
  Deferred revenue                                   3.3          3.2
  Deferred tax liability                             0.4         13.9
  Stockholders' equity                             135.0        149.7
Total Liabilities and stockholders' equity    $    152.8  $     180.5

*Reflects equity method accounting for the Company's investment in Switchboard Incorporated.

SLIDE 24:
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Thank you